NYSE AMEX - UEC
FOR IMMEDIATE RELEASE

Uranium Energy Corp Receives Final Draft Permit for First Production Area at Goliad ISR Project

AUSTIN TX - June 11, 2009 - Uranium Energy Corp (NYSE AMEX: UEC, "the Company") is pleased to announce that the Texas Commission on Environmental Quality (TCEQ) has issued a final draft permit for the Company's first production area, or Production Area-1, at the Company's Goliad ISR Uranium Project in South Texas. The Company is required to publish notice of TCEQ's issuance of the Final Draft Production Area Authorization in local newspapers. After 30 days, TCEQ will consider and respond to comments, if any, from the public.

Today's announcement follows from the Company's news release dated May 20, 2009 in which the Company reported that TCEQ had issued a preliminary authorization pending Company review. The draft permit for the first area of production at Goliad is now final.

Amir Adnani, president and CEO, stated, "The Company is very pleased with this significant progress toward completion of permitting. The Company is also pleased with the timely manner in which the TCEQ is reviewing and advancing these applications."

About Uranium Energy Corp

Uranium Energy Corp (NYSE-AMEX: UEC, "the Company") is a US-based resource company with the objective of becoming a near-term ISR uranium producer in the United States. Utilizing its extensive information library of historic uranium exploration and development work, the Company has acquired and is advancing uranium properties throughout the southwestern US. A Draft Mine Permit was recently issued for the Company's lead project, the Goliad ISR Uranium Project in South Texas. Operational management is comprised of pre-eminent uranium mining and exploration professionals whose collective experience in this industry gives the Company ongoing uranium mine-finding and mine development expertise.

Contact North America: Investor Relations, Uranium Energy Corp
Toll Free: (866) 748-1030
Fax: (512) 535-0832
E-mail: info@uraniumenergy.com
Stock Exchange Information:
NYSE AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Forward-Looking Statement Disclaimer

This news release contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities and Exchange Act of 1934, as amended.  Statements in this news release, which are not purely historical, are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future.  These statements involve risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements contained herein.  Such risks and uncertainties may include, but are not limited to, the impact of competitive products, the ability to meet customer demand, the ability to manage growth, acquisitions of technology, equipment or human resources, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company.  These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.  Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate.  Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the United States Securities and Exchange Commission.  This news release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.